SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2004

Cooper Cameron Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13884	76-0451843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas 77027

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (713) 513-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
Press Release

Item 5. Other Events and Regulation FD Disclosure

The following are being furnished as exhibits to this report.

Exhibit 99.1	Press Release of Cooper Cameron Corporation, dated May 5, 2004 — Cooper Cameron Outlook Modified by Standard & Poor’s

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COOPER CAMERON CORPORATION
	By:	/s/ William c. Lemmer
Date: May 5, 2004		William C. Lemmer Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Press Release of Cooper Cameron Corporation, dated May 5, 2004 — Cooper Cameron Outlook Modified by Standard & Poor’s